Statement of Additional Information Supplement American Century International Bond Funds
Supplement dated March 21, 2025 ■ Statement of Additional Information dated March 1, 2025

Simon Chester, Vice President and Portfolio Manager, will no longer serve as portfolio manager for the fund effective May 16, 2025.

Effective May 16, 2025, the entries for Simon Chester are to be deleted.

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